                                                                    EXHIBIT 99.2

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC1
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $780,000,000 (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-BC1

                                   [SURF LOGO]

                           LITTON LOAN SERVICING, L.P.
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                    TRUSTEE

                                FEBRUARY 3, 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC1
--------------------------------------------------------------------------------

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      SCENARIO                                              1                2                 3
----------------------------------------------------------------------------------------------------------------------
                        SPEED                           PRICING       100% pricing     100% pricing       65% pricing
                        RATES                                            Forward          Forward           Forward
                      TRIGGERS                                            Fail             Fail              Fail
                    CLEANUP CALL                                       To Maturity      To Maturity       To Maturity
                 DEFAULT P&I ADVANCE                                  100% Advance     100% Advance      100% Advance
                  DEFAULT SEVERITY                                         45%              55%               45%
                DEFAULT RECOVERY LAG                    Months          12 months        12 months         12 months
                   DEFAULT BALANCE                                   Current Balance  Current Balance  Current Balance
                   CPR = CDR + CRR                 Capped at prepay
                      CPR = CRR                      PSA standard       CPR = CRR        CPR = CRR         CPR = CRR
----------------------------------------------------------------------------------------------------------------------
                          INITIAL
                            BOND          SUB-
CLASS         RATINGS       SIZE       ORDINATION
----------------------------------------------------------------------------------------------------------------------
A             Aaa/AAA      80.85          21.45    CDR
                                                   CummLosses
----------------------------------------------------------------------------------------------------------------------
M1            Aa1/AA+       5.15          16.30    CDR                   25.273           19.534           21.461
                                                   WAL                     6.11             6.73             8.43
                                                   CummLosses             20.60%           21.12%           23.43%
----------------------------------------------------------------------------------------------------------------------
M2            Aa2/AA        3.40          12.90    CDR                   20.081           15.755           17.513
                                                   WAL                     7.47             8.09            10.31
                                                   CummLosses             17.62%           18.06%           20.80%
----------------------------------------------------------------------------------------------------------------------
M3             A2/A         5.50           7.40    CDR
                                                   CummLosses
----------------------------------------------------------------------------------------------------------------------
M4             A3/A-        1.80           5.60    CDR
                                                   CummLosses
----------------------------------------------------------------------------------------------------------------------
B1          Baa1/BBB+       1.30           4.30    CDR                    9.540            7.726            9.692
                                                   WAL                    11.60            12.08            15.58
                                                   CummLosses              9.94%           10.17%           13.95%
----------------------------------------------------------------------------------------------------------------------
B2           Baa2/BBB       1.00           3.30    CDR                    8.489            6.898            8.929
                                                   WAL                    12.52            12.98            16.58
                                                   CummLosses              9.01%            9.22%           13.12%
----------------------------------------------------------------------------------------------------------------------
B3          Baa3/BBB-       1.00           2.30    CDR                    7.640            6.235            8.383
                                                   WAL                    12.79            13.20            16.85
                                                   CummLosses              8.24%            8.44%           12.51%
----------------------------------------------------------------------------------------------------------------------
                                           2.30    CDR
                                                   CummLosses
----------------------------------------------------------------------------------------------------------------------
                                           2.30    CDR
                                                   CummLosses
----------------------------------------------------------------------------------------------------------------------
INITIAL OC                     -           2.30                               -                -                -
----------------------------------------------------------------------------------------------------------------------

                     SCENARIO                             4                 5               6
----------------------------------------------------------------------------------------------------
                        SPEED                        65% pricing      100% pricing    100% pricing
                        RATES                          Forward        Forward +200    Forward +200
                      TRIGGERS                          Fail              Fail            Fail
                    CLEANUP CALL                     To Maturity       To Maturity     To Maturity
                 DEFAULT P&I ADVANCE                100% Advance      100% Advance    100% Advance
                  DEFAULT SEVERITY                       55%               45%             55%
                DEFAULT RECOVERY LAG                  12 months         12 months       12 months
                   DEFAULT BALANCE                 Current Balance  Current Balance  Current Balance
                   CPR = CDR + CRR
                      CPR = CRR                       CPR = CRR         CPR = CRR       CPR = CRR
----------------------------------------------------------------------------------------------------
                          INITIAL
                            BOND          SUB-
CLASS         RATINGS       SIZE       ORDINATION
----------------------------------------------------------------------------------------------------
A             Aaa/AAA      80.85          21.45

----------------------------------------------------------------------------------------------------
M1            Aa1/AA+       5.15          16.30        16.498            20.545          15.983
                                                         9.48              6.67            7.24
                                                        24.51%            17.91%          18.26%
----------------------------------------------------------------------------------------------------
M2            Aa2/AA        3.40          12.90        13.705            15.818          12.485
                                                        11.36              8.14            8.69
                                                        21.74%            14.82%          15.11%
----------------------------------------------------------------------------------------------------
M3             A2/A         5.50           7.40

----------------------------------------------------------------------------------------------------
M4             A3/A-        1.80           5.60

----------------------------------------------------------------------------------------------------
B1          Baa1/BBB+       1.30           4.30         7.863             6.170           5.021
                                                        16.36             12.61           12.98
                                                        14.55%             6.85%           6.97%
----------------------------------------------------------------------------------------------------
B2           Baa2/BBB       1.00           3.30         7.272             5.196           4.243
                                                        17.31             13.62           13.93
                                                        13.69%             5.88%           5.98%
----------------------------------------------------------------------------------------------------
B3          Baa3/BBB-       1.00           2.30         6.859             4.485           3.681
                                                        17.54             11.19           11.33
                                                        13.07%             5.15%           5.25%
----------------------------------------------------------------------------------------------------
                                           2.30

----------------------------------------------------------------------------------------------------
                                           2.30

----------------------------------------------------------------------------------------------------
INITIAL OC                     -           2.30             -                 -               -
----------------------------------------------------------------------------------------------------

                     SCENARIO                            7                 8
----------------------------------------------------------------------------------------------------------------------
                        SPEED                        65% pricing       65% pricing
                        RATES                       Forward +200      Forward +200
                      TRIGGERS                          Fail              Fail
                    CLEANUP CALL                     To Maturity       To Maturity
                 DEFAULT P&I ADVANCE                100% Advance      100% Advance
                  DEFAULT SEVERITY                       45%               55%
                DEFAULT RECOVERY LAG                  12 months         12 months
                   DEFAULT BALANCE                 Current Balance  Current Balance
                   CPR = CDR + CRR
                      CPR = CRR                       CPR = CRR         CPR = CRR
-----------------------------------------------------------------------------------
                          INITIAL
                            BOND          SUB-
CLASS         RATINGS       SIZE       ORDINATION
-----------------------------------------------------------------------------------
A             Aaa/AAA      80.85          21.45

-----------------------------------------------------------------------------------
M1            Aa1/AA+       5.15          16.30         17.220          13.363
                                                          9.39           10.37
                                                         20.61%          21.41%
-----------------------------------------------------------------------------------
M2            Aa2/AA        3.40          12.90         13.746          10.847
                                                         11.44           12.38
                                                         17.85%          18.53%
-----------------------------------------------------------------------------------
M3             A2/A         5.50           7.40

-----------------------------------------------------------------------------------
M4             A3/A-        1.80           5.60

-----------------------------------------------------------------------------------
B1          Baa1/BBB+       1.30           4.30          6.801           5.552
                                                         16.93           17.50
                                                         10.64%          11.02%
-----------------------------------------------------------------------------------
B2           Baa2/BBB       1.00           3.30          6.274           5.153
                                                         17.99           18.63
                                                          9.97%          10.35%
-----------------------------------------------------------------------------------
B3          Baa3/BBB-       1.00           2.30          5.987           4.932
                                                          4.94            4.79
                                                          9.60%           9.98%
-----------------------------------------------------------------------------------
                                           2.30

-----------------------------------------------------------------------------------
                                           2.30

-----------------------------------------------------------------------------------
INITIAL OC                     -           2.30              -               -
-----------------------------------------------------------------------------------